UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 6, 2024 (June 5, 2024)

Sunnova Energy International Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38995	30-1192746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 East Greenway Plaza, Suite 540

Houston, Texas 77046

(Address, including zip code, of principal executive offices)

(281) 892-1588

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	NOVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The Guaranteed Loan Agreement

On June 5, 2024, a wholly owned, indirect subsidiary (the “Borrower”) of Sunnova Energy International Inc. (the “Company”), entered into a loan and security agreement (the “Guaranteed Loan Agreement”) with a wholly owned, direct subsidiary (the “Lender”) of the Company, Wilmington Trust, National Association, as agent (the “Agent”), and the U.S. Department of Energy, acting by and through the Secretary of Energy, as guarantor (the “Guarantor”), pursuant to which the Lender issued a term loan (the “Guaranteed Loan”) to the Borrower (the “Guaranteed Loan Transaction”).

The Guaranteed Loan is secured by the guaranteed loan collateral which consists primarily of all right, title and interest of the Borrower in a portfolio of solar loans made to consumers for the purpose of installing residential photovoltaic and/or energy storage systems. Sunnova ABS Management, LLC, a Delaware limited liability company and a wholly owned, direct subsidiary of the Company (the “Manager”), will act as manager and servicer pursuant to the terms of a management agreement (the “Management Agreement”) and servicing agreement (the “Servicing Agreement”) between the Borrower and the Manager. The Manager will provide, or cause to be provided, all operations, maintenance, administrative, collection and other management and servicing services for the Borrower and in respect of the solar loans.

The Guaranteed Loan Agreement contains events of default that are customary in nature for solar securitizations of this type, including, among other things, (a) the non-payment of interest, (b) material violations of covenants, (c) material breaches of representations and warranties, (d) certain bankruptcy events and (e) certain change of control events. An event of default will also occur with respect to the Guaranteed Loan if it is not paid in full at its rated final maturity. The Guaranteed Loan is also subject to amortization events that are customary in nature for solar securitizations of this type, including (a) the occurrence of an event of default, (b) the removal, bankruptcy or insolvency of the Manager, (c) failure to refinance or repay the outstanding loan balance in full by the anticipated repayment date and (d) the cumulative default level rising above certain levels. The occurrence of an amortization event or an event of default could result in accelerated amortization of the Guaranteed Loan, and the occurrence of an event of default could, in certain instances, result in the liquidation of the collateral securing the Guaranteed Loan. In connection with the Guaranteed Loan Transaction, Sunnova Energy Corporation (“SEC”), a wholly owned, direct subsidiary of the Company, issued a performance guaranty covering (a) the performance of certain obligations of its affiliates, (b) the performance obligations of the Manager under the Management Agreement and Servicing Agreement and (c) certain expenses incurred by the Borrower and the Agent.

Proceeds from the Guaranteed Loan will be used to acquire and finance the guaranteed loan collateral, and thereafter for a portion of certain costs of financing the installation of energy systems outfitted with the Company’s purpose-built technology.

The foregoing description of the Guaranteed Loan Agreement is qualified in its entirety by reference to the full text of the Guaranteed Loan Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

The Guarantee Issuance Agreement

On June 5, 2024, the Borrower, the Lender, SEC, the Manager, the Guarantor, acting by and through the Secretary of Energy, and the Agent entered into a guarantee issuance agreement (the “Guarantee Issuance Agreement” and, together with the Guaranteed Loan Transaction, the “Guarantee-Related Transactions”) pursuant to which the Guarantor issued a partial guarantee of up to 90% of the initial principal balance of the Guaranteed Loan. In connection with the Guarantee-Related Transactions, SEC allocated to the Lender $168,900,000.00 of the loan guarantee commitment authority available to SEC pursuant to that certain Loan Guarantee Agreement, dated as of September 27, 2023 (the “LGA”), among SEC, the Manager and the Guarantor. There remains $2,920,433,333.33 of loan guarantee commitment authority available to the Company under to the LGA.

The foregoing description of the Guarantee Issuance Agreement is qualified in its entirety by reference to the full text of the Guarantee Issuance Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

The Indenture

On June 5, 2024, a wholly owned, indirect subsidiary (the “Issuer”) of the Company, entered into an indenture (the “Indenture”) with Wilmington Trust, National Association, as the indenture trustee, and completed an issuance of solar loan backed notes that were issued pursuant to the Indenture (together with the Guarantee-Related Transactions, the “Transactions”).

The Issuer issued $152,010,000 aggregate principal amount of 5.63% Solar Loan Backed Notes, Series 2024-GRID1 Class 1-A (the “Class 1-A Notes”) and $16,890,000 aggregate principal amount of 9.50% Solar Loan Backed Notes, Series 2024-GRID1 Class 2-A (the “Class 2-A Notes” and, collectively with the Class 1-A Notes, the “Notes”). The Notes have an anticipated repayment date of June 20, 2034.

The Notes were offered within the United States only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), to institutional accredited investors under Section 4(a)(2) of the Securities Act, and to persons outside of the United States in compliance with Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction. The Class 1-A Notes and the Class 2-A Notes have been rated AAA(sf) and BB(sf), respectively, by Kroll Bond Rating Agency, LLC and the Class 1-A Notes have been rated AA(sf) by Fitch Ratings, Inc. Fitch Ratings, Inc. did not rate the Class 2-A Notes.

The Notes are secured by, and payable from the cash flow generated by, the Issuer’s membership interests in the Lender and the Lender’s rights as payee of the Guaranteed Loan.

The Indenture contains events of default that are customary in nature for solar securitizations of this type, including, among other things, (a) the non-payment of interest, (b) material violations of covenants, (c) material breaches of representations and warranties and (d) certain bankruptcy events. An event of default will also occur with respect to the Notes if they are not paid in full at their rated final maturity or if an event of default occurs under the Guaranteed Loan. The occurrence of an event of default could result in accelerated amortization of the Notes and, in certain instances, result in the liquidation of the collateral securing the Notes.

The Company used the proceeds from the sale of the Class 1-A Notes and the Class 2-A Notes to fund the Guaranteed Loan.

The foregoing description of the Indenture is qualified in its entirety by reference to the full text of the Indenture, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information relating to the Transactions set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibit No.	Description

10.1*	Loan and Security Agreement, by and among Sunnova Hestia II Lender, LLC, Sunnova Hestia II Borrower, LLC, the United States Department of Energy, as guarantor, and Wilmington Trust, National Association, as agent, dated as of June 5, 2024.

10.2*	Guarantee Issuance Agreement, by and among Sunnova Hestia II Lender, LLC, Sunnova Hestia II Borrower, LLC, Sunnova ABS Management, LLC, as servicer and manager, Sunnova Energy Corporation, as sponsor, the United States Department of Energy, as guarantor, and Wilmington Trust, National Association, as agent, dated as of June 5, 2024.

10.3*	Indenture, by and between Sunnova Hestia II Issuer, LLC and Wilmington Trust, National Association, as indenture trustee, dated as of June 5, 2024.

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

*

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Items 601(a)(5) and 601(b)(10). The Company agrees to furnish a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNNOVA ENERGY INTERNATIONAL INC.

Date: June 6, 2024	By:	/s/ David Searle
David Searle
Executive Vice President, General Counsel and Chief Compliance Officer